REGIONS MORGAN KEEGAN SELECT FUNDS
                                Amendment No. 18
                                     to the
                     Amended & Restated Declaration of Trust
                               dated May 19, 2000

THIS Declaration of Trust is amended as follows:

The first paragraph of Article III, Section 5, of the Declaration of Trust is deleted and in its place the following paragraph is substituted effective April 1, 2006:

     "Section 5. Establishment and Designation of Series or Class.
                 ------------------------------------------------

     Without limiting the authority of the Trustees set forth in Article XII, Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                Regions Morgan Keegan Select Mid Cap Growth Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                    Regions Morgan Keegan Select Growth Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                  Regions Morgan Keegan Select Core Equity Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                 Regions Morgan Keegan Select Mid Cap Value Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                     Regions Morgan Keegan Select Value Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                   Regions Morgan Keegan Select Balanced Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                 Regions Morgan Keegan Select Fixed Income Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
         Regions Morgan Keegan Select Limited Maturity Fixed Income Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares

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         Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
             Regions Morgan Keegan Select Treasury Money Market Fund
                                 Class A Shares
                                 Class I Shares
                 Regions Morgan Keegan Select Money Market Fund
                                 Class A Shares
                                 Class I Shares

     The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 23rd day of January, 2006.

     WITNESS the due execution hereof as of this 15th day of March, 2006.



/s/ J. Kenneth Alderman                /s/ Allen B. Morgan, Jr.
---------------------------------      ----------------------------------
J. Kenneth Alderman                    Allen B. Morgan, Jr.


/s/ Jack R. Blair                      /s/ W. Randall Pittman
---------------------------------      ----------------------------------
Jack R. Blair                          W. Randall Pittman


/s/ Albert C. Johnson                  /s/ Mary S. Stone
---------------------------------      ----------------------------------
Albert C. Johnson                      Mary S. Stone


/s/ James Stillman R. McFadden         /s/ Archie W. Willis, III
---------------------------------      ----------------------------------
James Stillman R. McFadden             Archie W. Willis, III

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